UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period :	December 1, 2015 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short-Term Municipal Income Fund

Annual report
11 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	22

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

January 10, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

Paul M. Drury, CFA
Portfolio Manager
Industry since 1989
At Putnam since 1989

Garrett L. Hamilton, CFA
Portfolio Manager
Industry since 2006
Joined Putnam 2016
(not pictured)

> "We focus on sector and security selection in managing the fund, seeking municipal issuers that offer a stable to positive credit trajectory."

Municipal bonds' tax benefits can make their income even more attractive

INDEX-BASED YIELDS AS OF 11/30/16
(annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
1.83% ($1,036)
3.28% ($1,856)
4.88% ($2,760)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

FIVE-YEAR AVERAGE CUMULATIVE DEFAULT RATES, ALL RATED SECURITIES

6.60%
0.08%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1986–2015 (May 2016). Most recent data available.

2 Short-Term Municipal Income Fund
Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/16. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 15.

4 Short-Term Municipal Income Fund

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, your fund is managed by Paul M. Drury, CFA. Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett, how was the market environment for short-term municipal bonds during the 12-month reporting period ended November 30, 2016?

The reporting period proved to be a tale of two markets for municipal bonds. Following in the footsteps of a strong rally in U.S. Treasury bonds, municipal bonds rallied into the summer months of 2016, supported by a flight to quality amid macroeconomic uncertainties and lower expectations for the Federal Reserve to raise interest rates. After moving sideways for much of July and August, municipal bond prices fell and their yields moved higher in September and October in response to slowing demand and record new-issue supply in October.

Following the U.S. presidential election, municipal bond prices declined further and their yields rose further, contributing to a steeper municipal bond yield curve. In our view, U.S. Treasuries and municipal bonds appeared to be pricing in President-elect Donald Trump’s pro-growth agenda, which many analysts believe could lead to improved growth, higher deficits, and possibly an uptick in inflation. We also believe the uncertainty around U.S. tax

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

policy changes was an additional headwind for the asset class post-election.

For the 12-month reporting period ended November 30, 2016, the Bloomberg Barclays 3-Year Municipal Bond Index [the fund’s benchmark index] returned –0.26%, underper-forming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.32%.

The Securities and Exchange Commission’s [SEC] money market reforms took effect on October 14, 2016. How did the reforms affect short-term municipal bond interest rates?

As managers of taxable and tax-free money market funds worked to ensure compliance with the new regulations, tax-free municipal money market funds lost assets throughout 2016 — most acutely at the end of the first and third calendar quarters. Tax-free money market fund assets declined from approximately $250 billion at the beginning of the reporting period to approximately $130 billion by November 30, 2016. As such, the regulatory changes, combined with the increasing possibility of another Fed rate hike, contributed to higher short-term interest rates. Overnight rates increased from 0.01% at the beginning of 2016 to 0.87% on October 5 before closing 2016 at 0.56%. The increase in overnight rates elevated yields on municipal bonds with one- to three-year maturities — materially flattening the front end of the municipal yield curve for most of the period before steepening following the November elections.

How did the fund perform for the period?

For the 12 months ended November 30, 2016, the fund just fell shy of its benchmark index and its Lipper peer group average. Our bias toward higher-quality securities contributed to this result.

How would you characterize the supply/demand picture at period-end?

With a record supply of municipal bonds coming to market in August, September, and October of 2016, the supply/demand [technical] backdrop for municipal bonds weakened — resulting in a weaker technical picture overall, in our view. October represented the largest issuance month on record. One factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Fed. With issuance standing at $419 billion as of November 30, gross municipal bond issuance for 2016 totaled $446 billion and proved to be a record-setting year.

On the demand side, the municipal bond market experienced 54 weeks of consecutive inflows, a measure of investor interest, to the tune of approximately $53 billion, until mid-October, when the asset class saw small outflows. Outflows in the final two weeks of November were relatively significant, as investors moved into a more optimistic “risk-on” posture following the presidential election and transferred assets into more economically sensitive investments or higher-risk investments, such as stocks. Additionally, tax-policy concerns weighed on municipal bond market sentiment.

What was your investment approach in this environment?

We maintained a slightly defensive bias in the portfolio by keeping the fund’s maturity positioning below the median of its Lipper peer group. We achieved this by maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of short-term interest rates moving higher. We also believed this strategy would give us greater flexibility to act

Short-Term Municipal Income Fund 7

swiftly when timely investment opportunities presented themselves — as they did during the reporting period when overnight interest rates rose, and we were able to find what we believe to be attractively priced municipal bonds with one- to three-year maturities. The fund’s yield curve and duration, or interest-rate sensitivity, were mildly additive to performance.

The fund continued to offer a more competitive tax-exempt yield than tax-free money market funds, but with less interest-rate sensitivity than longer-maturity municipal bonds. Municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] widened in the final months of the period given the somewhat negative market environment for fixed-income securities that resulted in U.S. Treasuries yields moving higher.

The fund retained its emphasis on high-quality short-term municipal bonds with maturities, on average, of less than three years. At period-end on November 30, the portfolio was overweight higher-quality investments and underweight lower investment-grade and below investment-grade securities. This positioning was based on our view that short-term credit spreads were tight, reflecting general investor confidence, and that lower-quality municipal bonds didn’t offer much value. This strategy modestly detracted from the fund’s performance when higher-risk, lower-quality municipal bonds were rallying. However, by period-end, we were seeing value in municipal bonds with A and BBB ratings given the selloff in these higher-quality bonds, especially when compared with lower-rated bonds.

Throughout the period, the fund remained weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments. Relative to its Lipper peer group, the portfolio’s sub-sector and sector overweights included continuing-care retirement communities and utilities bonds.

What is your outlook as 2016 comes to a close?

With economic data improving — most notably the unemployment rate dropping to a nine-year low of 4.6% in November 2016 — and consumer and business confidence improving, the Fed raised its benchmark interest rate from 0.50% to 0.75% at its December meeting. The Fed added that with inflation expectations increasing and the labor market tightening, it projects three quarter-point increases in 2017. Yields on the one-year Treasury bond rose after the statement.

The technical picture for the municipal bond market may have weakened slightly, but we still view the asset class as fairly valued. With the markets anticipating issuance to taper off in December and early 2017, we expect that we may see technicals coming into more attractive balance near term. Fundamentals are generally sound, in our view, despite a handful of challenging situations in Puerto Rico, Illinois, and New Jersey. In addition, default rates remained low relative to other fixed-income markets at period end. On a historical basis, the five-year cumulative default rate stands at 0.08%.

Under the incoming administration, we believe that tax reform is shaping up to be a centerpiece of a Trump presidency. While the tax-exemption of municipal bonds may be called into question, a number of market analysts believe that the tax-exempt status of municipal bond income reinforces Trump’s infrastructure investment and job creation goals. In our view, tax-exempt municipal bonds have long been a vital and effective tool for financing public projects, such as roads, schools, and hospitals, as cash-strapped state and local governments have turned to the municipal bond market to fund these projects. We will be following the debate closely to see if tax reform actually materializes.

Thank you, Garrett, for your time and insights today.

8 Short-Term Municipal Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Short-Term Municipal Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Class A (3/18/13)
Before sales charge	0.91%	0.25%	0.50%	0.17%	–0.33%

After sales charge	–0.10	–0.03	–0.50	–0.17	–1.33

Class B (3/18/13)
Before CDSC	0.09	0.03	–0.19	–0.06	–0.63

After CDSC	0.09	0.03	–0.19	–0.06	–1.62

Class C (3/18/13)
Before CDSC	–0.85	–0.23	–1.06	–0.35	–0.99

After CDSC	–0.85	–0.23	–1.06	–0.35	–1.98

Class M (3/18/13)
Before sales charge	0.63	0.17	0.26	0.08	–0.48

After sales charge	–0.12	–0.03	–0.50	–0.17	–1.23

Class Y (3/18/13)
Net asset value	1.74	0.47	1.16	0.39	–0.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Short-Term Municipal Income Fund

Comparative index returns For periods ended 11/30/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Bloomberg Barclays
3-Year Municipal	3.03%	0.81%	2.21%	0.73%	–0.26%
Bond Index

Lipper Short
Municipal Debt
Funds category	1.13	0.30	1.17	0.39	–0.20
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 11/30/16, there were 108, 95, and 91 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,009 and $9,915, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $9,988. A $10,000 investment in the fund’s class Y shares would have been valued at $10,174.

Short-Term Municipal Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income[1]	$0.057240		$0.037178	$0.001020	$0.052366		$0.082314

Capital gains[2]	—		—	—	—		—

Total	$0.057240		$0.037178	$0.001020	$0.052366		$0.082314

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$10.01	$10.11	$10.01	$10.01	$10.01	$10.09	$10.01

11/30/16	9.92	10.02	9.91	9.91	9.91	9.98	9.91

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	0.59%	0.58%	0.39%	0.01%	0.54%	0.54%	0.84%

Taxable equivalent[4]	1.04	1.02	0.69	0.02	0.95	0.95	1.48

Current 30-day SEC yield
(with expense limitation)[5,6]	N/A	0.62	0.42	–0.04	N/A	0.56	0.87

Taxable equivalent[4]	N/A	1.10	0.74	–0.07	N/A	0.99	1.54

Current 30-day SEC yield
(without expense limitation)[6]	N/A	–0.08	–0.30	–0.93	N/A	–0.15	0.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Short-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year

Class A (3/18/13)
Before sales charge	0.96%	0.25%	0.54%	0.18%	–0.24%

After sales charge	–0.05	–0.01	–0.47	–0.16	–1.24

Class B (3/18/13)
Before CDSC	0.23	0.06	–0.06	–0.02	–0.44

After CDSC	0.23	0.06	–0.06	–0.02	–1.43

Class C (3/18/13)
Before CDSC	–0.75	–0.20	–0.96	–0.32	–0.79

After CDSC	–0.75	–0.20	–0.96	–0.32	–1.78

Class M (3/18/13)
Before sales charge	0.78	0.21	0.39	0.13	–0.29

After sales charge	0.02	0.01	–0.37	–0.12	–1.04

Class Y (3/18/13)
Net asset value	1.91	0.50	1.29	0.43	0.01

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/15*	0.60%	0.80%	1.35%	0.65%	0.35%

Total annual operating expenses
for the fiscal year ended 11/30/15	1.54%	1.74%	2.29%	1.59%	1.29%

Annualized expense ratio for
the six-month period ended
11/30/16†	0.60%	0.80%	1.14%‡	0.65%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

Short-Term Municipal Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$2.99	$3.98	$5.67	$3.23	$1.74

Ending value (after expenses)	$991.70	$989.70	$988.10	$990.50	$992.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.03	$4.04	$5.76	$3.29	$1.77

Ending value (after expenses)	$1,022.00	$1,021.00	$1,019.30	$1,021.75	$1,023.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short-Term Municipal Income Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short-Term Municipal Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short-Term Municipal Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

18 Short-Term Municipal Income Fund

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. In addition, effective through at least March 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.35% of its average net assets. Putnam Management also voluntarily waived certain fees and/or reimbursed certain fund expenses in order to enhance your fund’s annualized net yield during its fiscal year ending in 2015. This fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for

Short-Term Municipal Income Fund 19

your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing

20 Short-Term Municipal Income Fund

to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper Inc. (“Lipper”) peer group (Lipper Short Municipal Debt Funds) for the one-year period ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2015, there were 99 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short-Term Municipal Income Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Short-Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short-Term Municipal Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short-Term Municipal Income Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2017

Short-Term Municipal Income Fund 23

The fund’s portfolio 11/30/16

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	PSFG Permanent School Fund Guaranteed
AMBAC AMBAC Indemnity Corporation	Q-SBLF Qualified School Board Loan Fund
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes, which are floating-
G.O. Bonds General Obligation Bonds	rate securities with long-term maturities that carry
MTN Medium Term Notes	coupons that reset and are payable upon demand
NATL National Public Finance Guarantee Corp.	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (91.9%)*	Rating**	Principal amount	Value

Alabama (0.9%)

Pub. School &. College Auth. Rev. Bonds, Ser. A,
5.00%, 5/1/18	Aa1	$185,000	$194,927

			194,927

Arizona (3.8%)

AZ State Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.),
Ser. A, 5.00%, 1/1/17	AA–	50,000	50,147

Gilbert, Pub. Facs. Rev. Bonds, 5.00%, 7/1/18	Aa1	100,000	105,852

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	106,958

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	25,000	24,308

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	24,696

Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 3.00%, 8/1/18	AA	200,000	205,682

Salt River, Agricultural Impt. & Pwr. Dist. Elec. Syst.
Rev. Bonds, Ser. A, 5.00%, 1/1/21	Aa1	200,000	223,516

U. Med. Ctr. Corp. Rev. Bonds, U.S. Govt. Coll.,
5.00%, 7/1/17 (Escrowed to maturity)	AAA/P	75,000	76,707

			817,866

California (7.4%)

CA State G.O. Bonds, 5.00%, 9/1/18	Aa3	150,000	159,617

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (2/1/17) (Republic Svcs.,
Inc.), Ser. A, 0.90%, 8/1/23	A–2	150,000	149,975

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/2/18) (Southern CA Edison Co.),
1.375%, 4/1/28	Aa3	75,000	75,024

CA Statewide Cmnty. Dev. Auth. Rev. Bonds, AGM,
5.00%, 11/15/19	AA	100,000	109,649

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4.00%, 9/1/17	A–	25,000	25,581

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5.00%, 6/1/17	A1	50,000	50,899

Indian Wells, Redev. Agcy. Successor Tax Allocation
Bonds (Cons. Whitewater Redev.), Ser. A, AGM,
4.00%, 9/1/18	AA	100,000	104,874

Irvine, Special Tax Bonds (Cmnty. Fac. Dist. No.
2005), Ser. 2, 4.00%, 9/1/18	BBB	75,000	78,113

24 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

California cont.

Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5.25%, 5/15/24	AA	$20,000	$21,109

Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A,
5.00%, 7/1/19	A+	30,000	32,703

Northern CA Pwr. Agcy. Rev. Bonds (Geothermal
No. 3), Ser. A, 5.25%, 7/1/20 (Prerefunded 7/1/19)	A1	40,000	43,802

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds,
2.00%, 9/1/17	AA–	400,000	403,144

Roseville, Special Tax Bonds (Westpark Cmnty. Pub.
Fac. Dist. No. 1), 4.00%, 9/1/19	BBB–/P	40,000	42,274

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A, 4.00%, 8/15/17	BBB+	50,000	50,958

U. of CA Rev. Bonds, Ser. AO, 5.00%, 5/15/19	Aa2	200,000	217,392

			1,565,114

Colorado (0.2%)

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
4.00%, 11/15/17	A1	20,000	20,532

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL,
5.25%, 9/1/18	AA–	20,000	21,190

			41,722

Connecticut (1.9%)

CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-2, 0.43%, 7/1/36	VMIG1	300,000	300,000

CT State Special Tax Oblig. Rev. Bonds
(Trans. Infrastructure), Ser. B, 5.00%, 8/1/19	AA	100,000	108,313

			408,313

Delaware (1.4%)

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.55%, 10/1/38	VMIG1	300,000	300,000

			300,000

District of Columbia (1.0%)

DC, G.O. Bonds, Ser. A, 3.00%, 6/1/18	Aa1	200,000	205,416

			205,416

Florida (1.9%)

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5.125%, 8/15/20	A3	30,000	32,739

(Baptist Hosp., Inc.), 5.00%, 8/15/18	A3	60,000	63,583

FL State U. Board of Governors Rev. Bonds,
5.25%, 7/1/17	Aa2	105,000	107,619

Jea, Elec. Syst. Rev. Bonds, Ser. D, 4.00%, 10/1/17	Aa3	100,000	102,499

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 4.00%, 11/15/19	A–/F	100,000	104,929

			411,369

Georgia (3.9%)

Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
4.00%, 11/1/17	Aa3	240,000	246,406

Bartow Cnty., Dev. Auth. Mandatory Put Bonds
(8/10/17) (GA Power Co. — Plant Bowen),
2.375%, 9/1/29	A3	100,000	100,576

GA State G.O. Bonds, Ser. E-2, 4.00%, 9/1/17	Aaa	125,000	127,865

Short-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

Georgia cont.

Main St. Natural Gas, Inc. Rev. Bonds, Ser. A,
5.00%, 3/15/18	A3	$200,000	$207,242

Muni. Election Auth. of GA Rev. Bonds (Vogtle
Units 3&4), Ser. JB, 5.00%, 4/1/18	A+	145,000	152,204

			834,293

Hawaii (0.5%)

HI State G.O. Bonds, 5.00%, 8/1/19	Aa1	100,000	108,912

			108,912

Illinois (4.9%)

Chicago, G.O. Bonds, Ser. A

5.00%, 1/1/21	BBB+	50,000	50,309

5.00%, 1/1/19	BBB+	50,000	50,974

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. C, 5.00%, 1/1/17	A2	100,000	100,280

Ser. D, AGM, 4.00%, 1/1/18	AA	75,000	77,333

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5.00%, 6/1/18	A	100,000	104,620

Chicago, Waste Wtr. Transmission Rev. Bonds

NATL, 5.50%, 1/1/17	AA–	50,000	50,158

Ser. C, 5.00%, 1/1/19	A	100,000	105,265

IL State G.O. Bonds

5.00%, 2/1/18	Baa2	150,000	154,536

5.00%, 7/1/17	Baa2	50,000	50,808

IL State Fin. Auth. Rev. Bonds

(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/23	A–/F	75,000	85,041

(Riverside Hlth. Syst.), 5.00%, 11/15/19	A+	100,000	109,196

IL State Toll Hwy. Auth. Rev. Bonds, Ser. D,
5.00%, 1/1/19	Aa3	100,000	106,965

			1,045,485

Indiana (0.9%)

IN State Fin. Auth. VRDN, Ser. A-2, 0.59%, 2/1/37	VMIG1	200,000	200,000

			200,000

Maryland (1.6%)

Baltimore Cnty., G.O. Bonds, Ser. B, 5.00%, 8/1/18	Aaa	100,000	106,260

MD State G.O. Bonds, Ser. C, 4.00%, 8/15/18	Aaa	125,000	130,916

Prince George’s Cnty., G.O. Bonds, Ser. A,
4.00%, 9/15/18	Aaa	100,000	104,927

			342,103

Massachusetts (5.9%)

MA State Mandatory Put Bonds (8/1/17) (Cons.
Loan), Ser. D-2, 0.86%, 8/1/43	Aa1	500,000	498,030

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4.00%, 7/1/17	A1	50,000	50,845

MA State Clean Wtr. Trust Rev. Bonds (Revolving
Fund-Green Bond), 5.00%, 2/1/17	Aaa	100,000	100,650

MA State Dev. Fin. Agcy. Rev. Bonds

(Caregroup, Inc.), Ser. I, 3.00%, 7/1/18	A3	100,000	102,637

(Loomis Cmntys.), Ser. A, 3.00%, 1/1/17	BBB–	75,000	75,049

26 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.

MA State Hlth. & Edl. Fac. Auth. Mandatory
Put Bonds (12/1/17) (Amherst College), Ser. H,
0.80%, 11/1/33	VMIG1	$100,000	$99,559

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	165,000	172,677

MA State Port Auth. Rev. Bonds, Ser. A, 4.00%, 7/1/19	Aa2	150,000	159,701

			1,259,148

Michigan (2.8%)

Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	Baa1	100,000	112,303

MI State Rev. Bonds (GANs Program), 5.00%, 3/15/26	AA	75,000	86,475

MI State Bldg. Auth. Rev. Bonds (Facs. Program),
Ser. I, 5.00%, 4/15/19	Aa2	100,000	107,652

MI State Fin. Auth. Rev. Bonds (Henry Ford Hlth.
Syst.), 5.00%, 11/15/19	A	100,000	108,446

MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
2.75%, 11/15/17	BBB+/F	75,000	75,650

Ypsilanti, School Dist. G.O. Bonds, Ser. A, Q-SBLF,
4.00%, 5/1/18	AA–	100,000	103,534

			594,060

Minnesota (1.1%)

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 4.00%, 11/15/18	A+	100,000	105,029

MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	80,000	83,712

Southern MN Muni. Pwr. Agcy. Supply Syst. Rev.
Bonds, Ser. A, AMBAC, 5.25%, 1/1/17	A1	35,000	35,106

			223,847

Mississippi (1.7%)

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. A,
0.52%, 12/1/30	VMIG1	200,000	200,000

MS State Bus. Fin. Corp. Solid Waste Disp.
Mandatory Put Bonds (3/1/17) (Waste Mgt., Inc.),
1.375%, 3/1/27	A–2	150,000	150,126

			350,126

Missouri (1.9%)

MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The)),
Ser. C, 0.51%, 9/1/30	VMIG1	300,000	300,000

MO State Hwys. & Transit Comm. Rev. Bonds
(Federal Reimbursement), Ser. A, 5.00%, 5/1/17	Aa1	100,000	101,680

			401,680

Montana (0.4%)

MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	75,000	75,991

			75,991

Nebraska (0.5%)

NE State Pub. Pwr. Dist. Rev. Bonds, Ser. A,
5.00%, 1/1/18	A1	100,000	104,101

			104,101

Short-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

Nevada (1.1%)

Clark Cnty., School Dist. G.O. Bonds, Ser. F, MTN,
5.00%, 6/15/22 ##	AA–	$200,000	$224,764

			224,764

New Jersey (4.0%)

NJ Inst. of Tech. Rev. Bonds, Ser. A, 5.00%, 7/1/21	A1	100,000	112,207

NJ State Econ. Dev. Auth. Rev. Bonds

(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/19	A3	100,000	106,044

(School Fac.), Ser. GG, U.S. Govt. Coll., 5.00%,
9/1/17 (Escrowed to maturity)	A3	125,000	128,595

NJ State Trans. Trust Fund Auth. Rev. Bonds (Federal
Hwy. Reimbursement Notes), 5.00%, 6/15/19	A+	200,000	211,316

Rutgers State U. VRDN, Ser. A, 0.42%, 5/1/18	VMIG1	300,000	300,000

			858,162

New Mexico (0.7%)

Farmington, Poll. Control Mandatory Put
Bonds (4/1/20) (Southern CA Edison Co.), Ser. A,
1.875%, 4/1/29	Aa3	150,000	147,782

			147,782

New York (9.3%)

Build NY City Resource Corp. Rev. Bonds,
3.00%, 7/1/17	A+	100,000	101,046

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. B, 4.00%, 9/1/18	A3	150,000	156,912

Monroe Cnty., G.O. Bonds, BAM, 4.00%, 6/1/19	AA	100,000	105,506

New York, G.O. Bonds, Ser. I-1, 5.00%, 3/1/18	Aa2	200,000	209,442

Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. B, 5.00%, 4/1/19	Baa1	150,000	162,689

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. E-1, 5.00%, 2/1/19	AAA	100,000	107,505

NY State Dorm. Auth. Rev. Bonds

(NYU Hosp. Ctr.), Ser. A, 5.00%, 7/1/17	A3	85,000	86,787

(State U. Edl. Fac.), Ser. A, 4.00%, 5/15/17	AA	200,000	202,770

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds

(School Dists. Funding Program), Ser. F, AGM,
5.00%, 10/1/17	AA	75,000	77,462

(St. John’s U.), Ser. A, 4.00%, 7/1/20	A3	100,000	107,183

(School Dist. Fin. Program), Ser. G, 4.00%, 10/1/17	AA+	200,000	205,032

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5.00%, 2/15/19	AAA	100,000	107,706

Port Auth. of NY & NJ Rev. Bonds

Ser. 178, 5.00%, 12/1/16	Aa3	100,000	100,000

Ser. 193rd, 4.00%, 10/15/18	Aa3	100,000	104,910

Rockland Cnty., G.O. Bonds, Ser. A, AGM,
5.00%, 3/1/17	AA	100,000	100,909

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 3.00%, 1/1/17	BBB/F	50,000	50,038

			1,985,897

28 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

North Carolina (1.0%)

Guilford Cnty., G.O. Bonds, Ser. C, 5.00%, 10/1/18	Aaa	$100,000	$106,865

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Deerfield Episcopal Retirement Cmnty., Inc.),
4.00%, 11/1/22	A–/F	100,000	107,333

			214,198

Ohio (5.4%)

American Muni. Pwr., Inc. Rev. Bonds (Hydroelectric
Pwr. Plant), Ser. A, 5.00%, 2/15/24	A2	125,000	144,565

Cincinnati, Wtr. Syst. Rev. Bonds, Ser. B,
5.00%, 12/1/22	Aaa	100,000	115,935

Hamilton Cnty., Swr. Syst. Rev. Bonds (Greater
Cincinnati), Ser. A, 5.00%, 12/1/19	AA+	125,000	137,433

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. A, 4.50%, 2/1/17	AA	140,000	140,764

OH State G.O. Bonds (Common School), Ser. D,
5.50%, 9/15/17	Aa1	380,000	393,543

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Cleveland Clinic Hlth. Syst. Oblig. Group),
5.00%, 1/1/18	Aa2	100,000	104,211

OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds,
Ser. B, 5.00%, 6/1/18	Aaa	100,000	105,744

			1,142,195

Oklahoma (1.7%)

OK State Tpk. Auth. VRDN, Ser. F, 0.54%, 1/1/28	VMIG1	285,000	285,000

Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A, BAM,
5.00%, 6/1/17	AA	75,000	76,311

			361,311

Oregon (0.6%)

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 3.00%, 12/1/18	BBB/F	75,000	76,441

OR State G.O. Bonds, Ser. N, 4.00%, 12/1/16	Aa1	45,000	45,000

			121,441

Pennsylvania (6.6%)

Cap. Region Wtr. Rev. Bonds, Ser. A, 5.00%, 7/15/18	A+	100,000	105,780

Chester Cnty., G.O. Bonds, 4.00%, 7/15/18	Aaa	100,000	104,437

Delaware River Joint Toll Bridge Comm. Rev. Bonds,
5.00%, 7/1/21	A1	100,000	112,022

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
2.25%, 7/1/17	Baa3	40,000	40,068

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.),
3.00%, 5/1/17	BBB+	35,000	35,237

Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 3.00%, 12/1/18	BBB	100,000	101,529

PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (1/3/17) (Republic Services,
Inc.), Ser. A, 1.15%, 4/1/19	A–2	200,000	199,990

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.60%, 10/1/17	AA+	100,000	100,195

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. A, AMBAC, 5.00%, 12/1/16	AA	25,000	25,000

PA State U. Rev. Bonds, Ser. A, 4.00%, 9/1/17	Aa1	100,000	102,284

Short-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.

Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds (Cultural & Coml. Corridors Program), Ser. A,
4.00%, 12/1/18	A+	$100,000	$104,199

Philadelphia, Gas Wks. Rev. Bonds

(98 Gen. Ordinance), Ser. 14, 5.00%, 10/1/22	A	100,000	111,968

5.00%, 8/1/19	A	100,000	107,476

Philadelphia, School Dist. G.O. Bonds, Ser. D,
5.00%, 9/1/20	A2	50,000	53,767

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. B,
5.00%, 7/1/20	A1	100,000	110,766

			1,414,718

Rhode Island (0.5%)

RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	110,664

			110,664

South Carolina (0.5%)

Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base), 5.00%, 10/1/19	A2	100,000	108,563

			108,563

Texas (8.7%)

Central TX Regl. Mobility Auth. Rev. Bonds, 5.75%,
1/1/17 (Escrowed to maturity)	BBB+	75,000	75,261

Clear Creek, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 2/15/17	Aaa	285,000	287,310

Dallas, Mandatory Put Bonds (2/15/17) (Indpt.
School Dist.), Ser. B-1, PSFG, 3.00%, 2/15/36	Aaa	150,000	150,633

Dallas, Area Rapid Transit Rev. Bonds, AMBAC,
5.00%, 12/1/16	AA+	200,000	200,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.55%, 12/1/24	A-1+	200,000	200,000

Katy, Indpt. School Dist. G.O. Bonds, Ser. D, PSFG,
5.00%, 2/15/18 ##	Aaa	200,000	208,702

Lower CO River Auth. Rev. Bonds, Ser. A

5.00%, 5/15/21	A2	100,000	111,478

5.00%, 5/15/20	A2	100,000	109,796

North TX, Tollway Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/25	A1	100,000	114,993

Northside, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 4.00%, 2/15/18	Aaa	100,000	103,273

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	75,000	84,621

Spring Branch, Indpt. School Dist. G.O. Bonds,
Ser. A, PSFG, 5.00%, 2/1/17	Aaa	100,000	100,650

U. of Texas Rev. Bonds, Ser. B, 3.00%, 8/15/17	Aaa	100,000	101,422

			1,848,139

Utah (1.4%)

Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.), Ser. A,
0.54s, 5/15/37	VMIG1	300,000	300,000

			300,000

30 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (91.9%)* cont.	Rating**	Principal amount	Value

Vermont (0.5%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr. (UVM)), Ser. A, 3.00%, 12/1/18	A3	$100,000	$102,948

			102,948

Virginia (1.9%)

Louisa, Indl. Dev. Auth. Poll. Control Mandatory
Put Bonds (5/16/19) (VA Elec. Pwr. Co.), Ser. C,
1.85%, 11/1/35	A2	150,000	149,750

Richmond, Pub. Impt. G.O. Bonds, Ser. A,
5.00%, 3/1/19	AA+	230,000	248,023

			397,773

Washington (2.8%)

Energy Northwest Rev. Bonds (Wind Project),
5.00%, 7/1/17	A2	100,000	102,258

Energy Northwest Elec. Rev. Bonds

(Bonneville Pwr. Administration (BPA)), Ser. A,
5.00%, 7/1/18	Aa1	100,000	105,884

(Project 3), Ser. A, 5.00%, 7/1/18	Aa1	110,000	116,472

King Cnty., Wtr & Swr. Rev. Bonds, 5.00%, 1/1/17	AA+	35,000	35,107

WA State G.O. Bonds, Ser. R-10A, 5.00%, 1/1/18	Aa1	230,000	239,685

			599,406

West Virginia (0.6%)

WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3.25%, 5/1/19	Baa1	50,000	51,295

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
Mandatory Put Bonds (4/1/19) (Appalachian Pwr.
Co. — Amos), Ser. A, 1.90%, 3/1/40	Baa1	75,000	74,576

			125,871

TOTAL INVESTMENTS

Total investments (cost $19,689,313)			$19,548,305

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $21,281,338.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

Short-Term Municipal Income Fund 31

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	16.9%

State debt	14.4

Local debt	13.7

Health care	12.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$19,548,305	$—

Totals by level	$—	$19,548,305	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

32 Short-Term Municipal Income Fund

Statement of assets and liabilities 11/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $19,689,313)	$19,548,305

Cash	2,556,657

Interest and other receivables	181,369

Receivable for shares of the fund sold	25,000

Receivable for investments sold	25,083

Receivable from Manager (Note 2)	18,795

Prepaid assets	13,750

Total assets	22,368,959

LIABILITIES

Payable for investments purchased	495,491

Payable for purchases of delayed delivery securities (Note 1)	436,910

Payable for shares of the fund repurchased	95,633

Payable for custodian fees (Note 2)	3,091

Payable for investor servicing fees (Note 2)	1,902

Payable for Trustee compensation and expenses (Note 2)	1,021

Payable for administrative services (Note 2)	68

Payable for distribution fees (Note 2)	4,599

Distributions payable to shareholders	243

Other accrued expenses	48,663

Total liabilities	1,087,621

Net assets	$21,281,338

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,429,783

Distributions in excess of net investment income (Note 1)	(31)

Accumulated net realized loss on investments (Note 1)	(7,406)

Net unrealized depreciation of investments	(141,008)

Total — Representing net assets applicable to capital shares outstanding	$21,281,338

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,217,103 divided by 1,030,341 shares)	$9.92

Offering price per class A share (100/99.00 of $9.92)*	$10.02

Net asset value and offering price per class B share ($76,943 divided by 7,761 shares)**	$9.91

Net asset value and offering price per class C share ($310,902 divided by 31,369 shares)**	$9.91

Net asset value and redemption price per class M share ($70,530 divided by 7,114 shares)	$9.91

Offering price per class M share (100/99.25 of $9.91)*	$9.98

Net asset value, offering price and redemption price per class Y share
($10,605,860 divided by 1,069,813 shares)	$9.91

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 33

Statement of operations Year ended 11/30/16

INVESTMENT INCOME

Interest income	$194,882

Total investment income	194,882

EXPENSES

Compensation of Manager (Note 2)	58,260

Investor servicing fees (Note 2)	11,001

Custodian fees (Note 2)	6,865

Trustee compensation and expenses (Note 2)	1,044

Distribution fees (Note 2)	29,308

Administrative services (Note 2)	455

Reports to shareholders	15,505

Auditing and tax fees	45,184

Blue sky expense	63,733

Legal	28,323

Other	1,752

Fees waived and reimbursed by Manager (Note 2)	(173,196)

Total expenses	88,234

Expense reduction (Note 2)	(1,225)

Net expenses	87,009

Net investment income	107,873

Net realized loss on investments (Notes 1 and 3)	(2,599)

Net unrealized depreciation of investments during the year	(187,206)

Net loss on investments	(189,805)

Net decrease in net assets resulting from operations	$(81,932)

The accompanying notes are an integral part of these financial statements.

34 Short-Term Municipal Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/16	Year ended 11/30/15

Operations

Net investment income	$107,873	$89,063

Net realized gain (loss) on investments	(2,599)	3,751

Net unrealized depreciation of investments	(187,206)	(35,671)

Net increase (decrease) in net assets resulting
from operations	(81,932)	57,143

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(10)

Class Y	—	(4)

From tax-exempt net investment income
Class A	(60,019)	(51,439)

Class B	(307)	(274)

Class C	(21)	(23)

Class M	(371)	(337)

Class Y	(47,907)	(36,412)

Increase from capital share transactions (Note 4)	7,454,937	1,344,127

Total increase in net assets	7,264,380	1,312,771

NET ASSETS

Beginning of year	14,016,958	12,704,187

End of year (including distributions in excess of net
investment income of $31 and undistributed net investment
income of $721, respectively)	$21,281,338	$14,016,958

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c,d]	net assets (%)[c,d]	turnover (%)

Class A

November 30, 2016	$10.01	.06	(.09)	(.03)	(.06)	(.06)	$9.92	(.33)	$10,217.60		.56	46

November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151.60		.52	45

November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405.60		.38	36

November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—*f

Class B

November 30, 2016	$10.01	.04	(.10)	(.06)	(.04)	(.04)	$9.91	(.63)	$77.80		.36	46

November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79.80		.33	45

November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89.79		.24	36

November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—*f

Class C

November 30, 2016	$10.01	—[e]	(.10)	(.10)	—[e]	—[e]	$9.91	(.99)	$311	1.16	—[f]	46

November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11	.03	45

November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116.99		.01	36

November 30, 2013†	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*	—*f	—*f

Class M

November 30, 2016	$10.01	.05	(.10)	(.05)	(.05)	(.05)	$9.91	(.48)	$71.65		.51	46

November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71.65		.48	45

November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71.65		.36	36

November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—*f

Class Y

November 30, 2016	$10.01	.08	(.10)	(.02)	(.08)	(.08)	$9.91	(.18)	$10,606.35		.81	46

November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575.35		.75	45

November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024.35		.65	36

November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—*f

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets

November 30, 2016	1.02%

November 30, 2015	0.94

November 30, 2014	1.02

November 30, 2013	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	11/30/16	11/30/15	11/30/14	11/30/13

Class A	N/A	N/A	N/A	0.01%

Class B	N/A	N/A	0.01	0.02

Class C	0.19%	0.24%	0.36%	0.33

Class M	N/A	N/A	N/A	0.01

Class Y	N/A	N/A	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 37

Notes to financial statements 11/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through November 30, 2016.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy includes investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

38 Short-Term Municipal Income Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short-Term Municipal Income Fund 39

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$—	$7,406	$7,406

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,123

Unrealized depreciation	(154,131)

Net unrealized depreciation	(141,008)

Undistributed tax-exempt income	211

Capital loss carryforward	(7,406)

Cost for federal income tax purposes	$19,689,313

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.345% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired

40 Short-Term Municipal Income Fund

fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $43,951 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $128,798 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $447 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	—

Class C	447

Class M	—

Class Y	—

Total	$447

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Short-Term Municipal Income Fund 41

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,905	Class M	46

Class B	54	Class Y	3,845

Class C	151	Total	$11,001

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,225 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00% and 0.30% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$26,388	Class M	213

Class B	374	Total	$29,308

Class C	2,333

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares and received $56 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $100 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$13,964,700	$7,190,000

U.S. government securities (Long-term)	—	—

Total	$13,964,700	$7,190,000

42 Short-Term Municipal Income Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class A	Shares	Amount	Shares	Amount

Shares sold	390,293	$3,912,530	675,063	$6,754,198

Shares issued in connection with
reinvestment of distributions	5,628	56,395	4,793	48,026

	395,921	3,968,925	679,856	6,802,224

Shares repurchased	(379,567)	(3,804,450)	(602,497)	(6,033,659)

Net increase	16,354	$164,475	77,359	$768,565

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class B	Shares	Amount	Shares	Amount

Shares sold	694	$6,979	—	$—

Shares issued in connection with
reinvestment of distributions	31	307	28	274

	725	7,286	28	274

Shares repurchased	(860)	(8,585)	(951)	(9,521)

Net decrease	(135)	$(1,299)	(923)	$(9,247)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class C	Shares	Amount	Shares	Amount

Shares sold	26,264	$263,443	2,546	$25,469

Shares issued in connection with
reinvestment of distributions	2	21	2	23

	26,266	263,464	2,548	25,492

Shares repurchased	(8,993)	(90,083)	—	—

Net increase	17,273	$173,381	2,548	$25,492

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	37	371	34	337

	37	371	34	337

Shares repurchased	—	—	—	—

Net increase	37	$371	34	$337

Short-Term Municipal Income Fund 43

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	956,945	$9,563,370	538,883	$5,397,068

Shares issued in connection with
reinvestment of distributions	4,777	47,833	3,606	36,127

	961,722	9,611,203	542,489	5,433,195

Shares repurchased	(249,060)	(2,493,194)	(486,458)	(4,874,215)

Net increase	712,662	$7,118,009	56,031	$558,980

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	304,039	29.5%	$3,016,067

Class B	1,010	13.0	10,009

Class M	1,015	14.3	10,059

At the close of the reporting period, a Trustee of the Fund owned 8.0% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

44 Short-Term Municipal Income Fund

Federal tax information (Unaudited)

The fund has designated 100.00% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Short-Term Municipal Income Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

46 Short-Term Municipal Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short-Term Municipal Income Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48 Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
KPMG LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log onto putnam.com or scan this code to update your mailing options.

AN118 304073 1/17

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2016	$39,760	$ —	$5,250	$ —
November 30, 2015	$38,109	$ —	$5,100	$ —

For the fiscal years ended November 30, 2016 and November 30, 2015, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,250 and $5,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2016	$ —	$ —	$ —	$ —

November 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017